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Exhibit 23(a)

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 27, 1996 incorporated by reference in Allied Capital Commercial Corporation and its subsidiaries Form 10-K for the years ended December 31, 1995 and 1994 and to all references to our Firm included in this registration statement.


ARTHUR ANDERSEN LLP

February 19, 1996
  Washington DC




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